Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
NRDC Acquisition Corp.

We have audited the accompanying balance sheet of NRDC Acquisition Corp. (a corporation in the development stage) (the “Company”) as of October 23, 2007, and the related statements of operations, stockholders’ equity and cash flows for the period from July 10, 2007 (inception) to October 23, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of October 23, 2007, and the results of its operations and its cash flows for the period from July 10, 2007 (inception) to October 23, 2007 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

October 26, 2007

NRDC Acquisition Corp.
(a corporation in the development stage)
BALANCE SHEET

October 23, 2007
ASSETS
Cash	$432,140
Investments held in trust	391,966,881
Investments held in trust from underwriter	14,490,000
Total assets	$406,889,021
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued expenses	$2,182
Accrued offering costs	268,040
Deferred underwriting fee	14,490,000
Total liabilities	14,760,222
Common Stock, subject to possible conversion of 12,419,999 shares at conversion value	117,590,055
Commitments (Note 5)
Stockholders’ equity
Preferred stock, $.0001 par value Authorized 5,000 shares; none issued and outstanding	—
Common stock, $.0001 par value Authorized 106,000,000 shares Issued and outstanding 51,750,000 shares (which includes 12,419,999 shares subject to possible conversion)	5,175
Additional paid-in capital	274,535,751
Deficit accumulated during the development stage	(2,182)
Total stockholders’ equity	274,538,744
Total liabilities and stockholders’ equity	$406,889,021

See notes to financial statements

 NRDC Acquisition Corp.
(a corporation in the development stage)
STATEMENT OF OPERATIONS

For the period July 10, 2007 (inception) to October 23, 2007

Filing Fees	$731
General/Administrative Services	1,451
Net loss	$(2,182)
Weighted average shares outstanding – basic and diluted	10,751,942
Net loss per share – basic and diluted	$—

See notes to financial statements

 NRDC Acquisition Corp.
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY

For the period July 10, 2007 (inception) to October 23, 2007

	Common Stock
	Shares	Amount	Additional paid-in capital	Deficit Accumulated During the Development Stage	Stockholders’ Equity
Issuance of units to Founders on July 13, 2007 at approximately $0.002 per share	10,350,000	$1,035	$23,965		$25,000
Sale of Private Placement Warrants			8,000,000		8,000,000
Sale of 41,400,000 units through public offering (net of underwriter’s discount and offering expenses) including 12,419,999 shares subject to possible conversion	41,400,000	4,140	384,101,841		384,105,981
Proceeds subject to possible conversion			(117,590,055)		(117,590,055)
Net Loss				(2,182)	(2,182)
Balance at October 23, 2007	51,750,000	$5,175	$274,535,751	$(2,182)	$274,538,744

See notes to financial statements

 NRDC Acquisition Corp.
(a corporation in the development stage)
STATEMENT OF CASH FLOWS

For the period July 10, 2007 (inception) to October 23, 2007

Cash flows from operating activities
Net loss	$(2,182)
Increase in accrued expenses	2,182
Net cash used in operating activities	—

Cash flows from investing activities
Investments placed in trust	(406,456,881)
Net cash used in investing activities	(406,456,881)

Cash flows from financing activities
Proceeds from sale of units to public	414,000,000
Proceeds from private placement of warrants	8,000,000
Proceeds from sale of units to Founders	25,000
Proceeds from notes payable to affiliates of Founders	200,000
Repayment of notes payable to affiliates of Founders	(200,000)
Payment of offering costs	(15,135,979)
Net cash provided by financing activities	406,889,021
Net increase in cash	432,140
Cash at beginning of period	—
Cash at end of period	$432,140

Supplemental disclosure of noncash financing activities:
Accrual of deferred offering costs	$268,040
Accrual of deferred underwriting fee	$14,490,000

See notes to financial statements

NRDC Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements
Note 1	Organization and Business Operations

NRDC Acquisition Corp. (the “Company”) is a blank check company incorporated on July 10, 2007 for the purpose of effecting a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with one or more existing operating businesses.

At October 23, 2007, the Company had not commenced any operations. All activity through October 23, 2007 relates to the Company’s formation and the initial public offering (“the Offering”) described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s Offering (as described in Note 3) was declared effective on October 17, 2007 (the “Effective Date”). The Company consummated the Offering on October 23, 2007, and received net proceeds of approximately $384,000,000 and also received $8,000,000 of proceeds from the private placement (“the Private Placement”) sale of 8,000,000 insider warrants to NRDC Capital Management, LLC (the “Sponsor”). The warrants sold in the Private Placement are identical to the warrants sold in the offering, but the purchasers in the Private Placement have waived their rights to receive any distributions upon liquidation in the event the Company does not complete a business combination as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). There is no assurance that the Company will be able to successfully affect a Business Combination. Upon the closing of the Offering and Private Placement, $406,456,881 including $14,490,000 of the underwriters’ discounts and commissions as described in Note 3, is being held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, providers of financing, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. NRDC Capital Management, LLC and the Company’s executive officers have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors, providers of financing, service providers or other entities that are owed money by the Company for services rendered to or contracted for or products sold to the Company. There can be no assurance that they will be able to satisfy those obligations. The net proceeds not held in the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $2,700,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements and additional funds may be released to fund tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering (“Founders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination and in favor of an

NRDC Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements - Continued

amendment to our certificate of incorporation to provide for the Company’s perpetual existence. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share  conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 12,419,999 shares sold in the Offering may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares of common stock held by the Founders prior to the consummation of the Offering. Accordingly, a portion of the net proceeds from the Offering (29.99% of the amount held in Trust Fund, including the deferred portion of the underwriters’ discount and commission) has been classified as common stock subject to possible conversion on the accompanying October 23, 2007 balance sheet.

The Company’s Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the Effective Date of the Offering. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 3).

Note 2	Summary of Significant Accounting Policies

Concentration of Credit Risk— The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any losses on this account.

Deferred Income Taxes— Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset for the tax effect of temporary differences, aggregating approximately $742. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at October 23, 2007.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Loss Per Common Share— Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The effect of the 41,400,000 outstanding warrants issued in connection with the Offering, and the 8,000,000 outstanding warrants issued in connection with the Private Placement has not been considered in diluted loss per share calculations since the effect of such warrants would be anti-dilutive.

Use of Estimates— The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

NRDC Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements - Continued

Fair Value of Financial Instruments - The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instrument, “ approximate their carrying amounts presented in the balance sheet at October 23, 2007.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities” as amended (“SFAS 133”), which establishes accounting and reporting standards for derivative instruments.

New Accounting Pronouncements— In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material effect on the Company’s financial condition or results of operations.

The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3	Initial Public Offering

On October 23, 2007, the Company sold 41,400,000 units (“Units”) in the Offering at a price of $10 per Unit. Each Unit consists of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrant (“Warrants”), including 5,400,000 units sold by the underwriters in their exercise of the full amount of their over-allotment option. Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.50 commencing the later of the completion of a Business Combination and 12 months from the effective date of the Offering and expiring four years from the effective date of the Offering. The Company may redeem all of the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

In connection with the Offering, the Company paid Banc of America Securities LLC, the underwriter of the Offering an underwriting discount of 7% of the gross proceeds of the Offering, of which 3.5% of the gross proceeds ($14,490,000) will be held in the Trust Account and payable only upon the consummation of a business combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination.

Simultaneously with the consummation of the Offering, the Company’s Sponsor purchased 8,000,000 warrants (“Private Placement Warrants”) at a purchase price of $1.00 per warrant, in a private placement. The proceeds of $8,000,000 were placed in the Trust Account. The Private Placement Warrants are identical to the Warrants underlying the Units sold in the Offering except that the Private Placement Warrants will be exercisable on a cashless basis as long as they are still held by the initial purchasers. The purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them, until

NRDC Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements – Continued

after the completion of a Business Combination. The purchase price of the Private Placement Warrants approximates the fair value of such warrants.

Our Sponsor will be entitled to make up to three demands that we register the 10,350,000 shares of common stock (the “Founder’s Shares”), the 8,000,000 Private Placement warrants and the shares for which they are exercisable, and the 2,000,000 co-investment shares and the 2,000,000 co investment warrants (described in Note 5) and the shares of common stock for which they are exercisable, pursuant to an agreement signed prior to the Effective Date. Our sponsor may elect to exercise its registration rights at any time beginning on the date three months prior to the expiration of the applicable transfer restrictions. The restricted transfer period for the shares and the co-investment shares of common stock expires on the date that is one year after the consummation of the initial business combination, and the restricted transfer period for the Private Placement Warrants and the shares for which they are exercisable expires on the consummation of our initial business combination. Our directors will have “piggy-back” registration rights with respect to the shares of common stock that they own prior to the completion of this offering, subject to the same limitations with respect to the transfer restriction period. In addition, our Sponsor and our directors each have certain “piggy-back” registration rights with respect to the shares held by them on registration statements filed by us on or subsequent to the expiration of the applicable transfer restriction period and unlimited registration rights with respect to a registration statement on Form S-3. We will bear the expenses incurred in connection with the filing of any registration statement. Pursuant to the registration rights agreement, our sponsor and our executive officers and directors will waive any claims to monetary damages for any failure by us to comply with the requirements of the registration rights agreement.

Note 4	Notes Payable to Affiliate

The Company issued an aggregate $200,000 unsecured promissory note to NRDC Capital Management, LLC on July 13, 2007. The note is non-interest bearing and is payable on the earlier of the consummation of the offering by the Company or July 13, 2009. On October 23, 2007, the Company repaid the notes in full.

Note 5	Commitments

The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative services to NRDC Capital Management, LLC. Services commenced on the effective date of the offering, October 17, 2007 and will terminate upon the earlier of (i) the completion of the Business Combination, or (ii) the Company’s liquidation. For the period ended October 23, 2007, the Company has incurred $1,451 of expense relating to this agreement which is included in general/administrative services in the accompanying Statement of Operations.

NRDC Capital Management, LLC has agreed to purchase from the Company an aggregate of 2,000,000 of its units at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 in a transaction that will occur immediately prior to the consummation of our initial business combination (the “Co-Investment”). Each unit will consist of one share of common stock and one warrant.

Pursuant to letter agreements our Sponsor and directors have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Sponsor will be entitled to registration rights with respect to their founding shares or Private Placement Warrants (or underlying securities) pursuant to an agreement signed prior to the Effective Date of the Offering.

NRDC Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements - Continued

Note 6	Preferred Stock

The Company is authorized to issue 5,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

Note 7	Common Stock

On September 4, 2007, the Company’s Board of Directors authorized a 6 for 5 stock split with respect to all outstanding shares of the Company’s common stock. On October 17, 2007, the Company’s Board of Directors authorized an additional 6 for 5 stock split with respect to all outstanding shares of the Company’s common stock. On September 4, 2007, the Company’s Certificate of Incorporation was amended to increase the authorized shares of common stock from 70,000,000 to 106,000,000 shares of common stock. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions.